UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2007

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-49697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Republic Airways Holdings Inc. (the “Company”) held on June 6, 2007, the Company’s stockholders approved the Company’s 2007 Equity Incentive Plan (the “Plan”). The terms and conditions of the Plan are summarized below. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed herewith as Exhibit 10.1.

General

The Plan permits the grant to employees and non-employee directors of cash and equity-based incentive compensation opportunities, including options, including incentive stock options (ISOs), non-qualified stock options (NQSOs), restricted stock, restricted stock units, performance shares, performance units, and other awards such as stock appreciation rights (SARs) and cash incentive awards. In addition, non-employee directors receive automatic grants of NQSOs.

Duration of the Plan

The Plan became effective on June 6, 2007, the date on which it was approved by shareholders. The Plan will remain in effect, subject to the right of the Compensation Committee to amend or terminate the Plan at any time, until there are no more shares available for issuance under the Plan and all cash Awards have been paid or forfeited, pursuant to the Plan’s provisions. In no event, however, may an award be granted more than ten years after the effective date.

Administration

The Plan is administered by the Compensation Committee of the Company’s Board of Directors; however, the full Board of Directors may in its discretion make awards under the Plan. Subject to the terms of the Plan, the Compensation Committee has authority to (i) select the individuals that may participate in the Plan, (ii) prescribe the terms and conditions of each participant’s award and make amendments thereto, (iii) construe, interpret and apply the provisions of the Plan and of any award made under the Plan and (iv) take all other actions necessary to administer the Plan. The Compensation Committee may delegate certain of its responsibilities and authority to other persons, subject to applicable law.

Securities Covered by the Plan

Subject to adjustments as required or permitted by the Plan, the Company may issue a total of 5,000,000 shares of its common stock under the Plan. The following shares are not taken into account in applying these limitations: (i) shares covered by the unexercised portion of an option or SAR that terminates, expires, is canceled or is settled in cash, (ii) shares forfeited or repurchased under the Plan, (ii) shares covered by awards that are forfeited, canceled, terminated or settled in cash, (iv) shares withheld in order to pay the exercise or purchase price under an award or to satisfy the tax withholding obligations associated with the exercise, vesting or settlement of an award, and (v) shares subject to SARs or a similar award but not actually delivered in connection with the exercise or settlement of the award.

Individual Award Limitations

In any calendar year, no participant may receive (i) awards covering more than 200,000 shares. In any calendar year, the maximum an employee of the Company may receive under performance-based cash awards is the lesser of (a) $2,000,000 or (b) an amount equal to three times the employee’s annual salary for such calendar year.

Eligibility

Awards may be made under the Plan to any of the Company’s or its subsidiaries’ present or future directors, officers, employees, consultants or advisers, as well as non-employee directors. Currently, there are approximately 40 individuals eligible to participate in the Plan. For purposes of the Plan, a subsidiary is any entity in which the Company has a direct or indirect ownership interest of at least 50% or in the sole discretion of the Compensation Committee, it determines that the entity is a subsidiary, notwithstanding that the Company has less than a 50% ownership interest in the entity.

Forms of Award

Stock Options and SARs.   The Company may grant stock options, that is, ISOs, that qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended, as well as stock options that do not qualify as ISOs. Only employees of the Company or a subsidiary may be granted ISOs. The Company may also grant stock appreciation rights. In general, an SAR gives the holder the right to receive the appreciation in value of the shares of the Company’s common stock covered by the SAR from the date the SAR is granted to the date the SAR is exercised. The per share exercise price of a stock option and the per share base value of an SAR may not be less than the fair market value per share of common stock on the date the option or SAR is granted. Generally, the term of a stock option is ten years; provided, however, different limitations apply to ISOs granted to ten-percent stockholders: the term may not be greater than five years and the exercise price may not be less than 110% of the fair market value per share of the Company’s common stock on the date the option is granted.

The Compensation Committee may impose such exercise, forfeiture and other terms and conditions as it deems appropriate with respect to stock options and SARs. The exercise price under a stock option may be paid in cash or in any other form or manner permitted by the Compensation Committee, including without limitation, payment of previously-owned shares of the Company’s common stock, or payment pursuant to broker-assisted cashless exercise procedures. Methods of exercise and settlement and other terms of SARs will be determined by the Compensation Committee.

The Compensation Committee may establish such exercise and other conditions applicable to an option following the termination of the director’s employment or other service with the Company and its subsidiaries as the Compensation Committee deems appropriate on a grant-by-grant basis.

Restricted Stock and Restricted Stock Units.   The Plan authorizes the Compensation Committee to make restricted stock awards, pursuant to which shares of the common stock are issued to designated participants subject to transfer restrictions and vesting conditions. Subject to such conditions as the Compensation Committee may impose, the recipient of a restricted stock award may be given the rights to vote and receive dividends on shares covered by the award pending the vesting or forfeiture of the shares.

Restricted stock unit awards generally consist of the right to receive shares of common stock or cash, as determined by the Compensation Committee, in the future, subject to such conditions as the Compensation Committee may impose including, for example, continuing employment or service for a specified period of time or satisfaction of specified performance criteria. Prior to settlement, restricted stock unit awards do not carry voting, dividend or other rights associated with stock ownership; however, dividend equivalents may be payable or accrue if the Compensation Committee so determines.

Unless the Compensation Committee determines otherwise, shares of restricted stock and non-vested restricted stock unit awards will be forfeited upon the recipient’s termination of employment or other service with the Company and its subsidiaries.

Other Stock-Based Awards.   The Plan gives the Compensation Committee broad discretion to grant other types of equity-based awards, including, performance units, performance shares, bonus shares and cash incentive awards and to award equivalent rights and to provide for settlement in cash and/or shares.

Non-Employee Director Stock Options.   Each director who first becomes a Non-Employee Director after the effective date of the Plan will automatically be granted an option to purchase 10,000 shares of common stock on the first trading day following the date he or she commences service as a non-employee director (the Initial Options); and each Non-Employee Director shall automatically be granted an option to purchase 2,500 shares of common stock on the first trading day following each annual meeting of stockholders after the effective date at which such director is re-elected to the Board (the Annual Options), provided that such non-employee director did not receive an initial option during the one hundred eighty (180) day period ending on the date of such annual meeting of stockholders.

The exercise price per share covered by a director option will be equal to the fair market value of the common stock on the date of grant. If not previously exercised, each director option will expire on the tenth anniversary of its date of grant.

Each Initial Option will, subject to the director remaining in continuous service as a director of the Company through each applicable vesting date, become vested and exercisable with respect to 1/24 of the shares of common stock covered thereby on the first day of each month for the first (12) twelve months commencing after the date of the grant, and with respect to 1/48 of the shares of common stock covered thereby on the first day of each month for the next twenty-four (24) months commencing thereafter. Each Annual Option will, subject to the director remaining in continuous service as a director of the Company through each applicable vesting date, become vested and exercisable with respect to 1/12 of the shares of common stock covered thereby on the first day of each month for the first twelve (12) months commencing after the date of the grant. Each director option will become fully vested and exercisable upon the occurrence of a change in control of the Company. Change in control has the same meaning as in the 2002 Equity Incentive Plan described at page 26 of this proxy statement.

If a director’s service as a director of the Company terminates by reason of his or her death or disability, then generally any portion of a director option that is exercisable on the date of termination will remain exercisable by the director (or, in the event of death, the director’s beneficiary) during the one year period following the date of termination but in no event after expiration of the stated term thereof and, to the extent not exercised during such period, will terminate.

If a director’s service as a director of the Company terminates for any other reason, then any portion of a director option that is exercisable on the date of termination will remain exercisable by the director during the one hundred eighty (180) day period following the date of termination but in no event after expiration of the stated term thereof and, to the extent not exercised during such period, will terminate.

Performance-Based Awards.   The Compensation Committee may also grant performance-based awards under the Plan. In general, performance-based awards provide for the payment of cash and/or shares of common stock upon the achievement of objective, predetermined performance objectives established by the Compensation Committee. Performance objectives may be based upon any one or more of the following business criteria:

•	income measures (including, but not limited to, gross profit, operating income, earnings before or after taxes, profits before or after taxes, net income or earnings per share);

•	return measures (including, but not limited to, return on assets, investment, equity, or sales or pre-tax margin);

•	cash flow return on investments, which equals net cash flows divided by owners equity;

•	gross revenues;

•	debt measures (including, without limitation, debt multiples);

•	marked value added;

•	economic value added;

•	share price (including, but not limited to, growth measures and total shareholder return);

•	cost measures, (including, but not limited to, cost per available seat mile);

•
operational measures (including, but not limited to, the number of aircraft at year end, the number of departures, the number of block hours, the number of enplanements, and the number of additions to the Company’s fleet of aircraft) or

•	any combination of the foregoing.

Performance objectives may be applied to an individual, a subsidiary, a business unit or division, the Company and any one or more of its subsidiaries, or such other operating units as the Compensation Committee may designate. Performance objectives may be expressed in absolute or relative terms and must include an objective formula or standard for computing the amount of compensation payable to an employee if the goal is attained.

The Compensation Committee must certify in writing prior to payment of the performance award that the performance objectives and any other material terms of the award were in fact satisfied.

Adjustments of Awards

Generally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, the Company will adjust (i) the maximum number of shares of common stock which may be issued under the Plan, (ii) the maximum number of shares of common stock which may be covered by awards made to an individual in any calendar year, (iii) the number of shares of common stock subject to outstanding awards and (iv) where applicable, the exercise price, base price, target market price, or purchase price under outstanding awards, as required to equitably reflect the effect on the common stock of such transactions or changes.

Change in Control

In the event of a change in control of the Company, the Board may in its sole discretion direct that all option holders shall be permitted to exercise their outstanding options and SARs in whole or in part (whether or not otherwise exercisable) immediately prior to such change in control. Alternatively, if, as part of a change in control transaction, the stockholders of the Company receive capital stock of another corporation in exchange for their shares of common stock, the Board may direct that all options and SARs for common stock that are outstanding at the time of the change in control transaction will be converted into options or SARs (as the case may be) for shares of stock received in such change in control transaction, such that the vesting and other terms and conditions of the converted options and SARs will be substantially the same as the vesting and corresponding other terms and conditions of the original options and SARs. The Board, acting in its discretion, may accelerate vesting of other non-vested awards, and cause cash settlements and/or other adjustments to be made to any outstanding awards as it deems appropriate in the context of a change in control transaction, taking into account with respect to other awards the manner in which outstanding options and SARs are being treated. Generally, any outstanding options and SARs which are not exercised before a change in control involving a merger or liquidation of the Company of a sale of substantially all of the Company’s assets will thereupon terminate.

Amendment and Termination of the Plan

Subject to the terms of the Plan, the Compensation Committee may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided that, unless the Compensation Committee specifically provides otherwise, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, or rule if such amendment were not approved by the stockholders of the Company shall not be effective unless and until shareholder approval is obtained.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Republic Airways Holdings Inc. 2007 Equity Incentive Plan.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

Date: June 8, 2007	By:	/s/ Robert H. Cooper
Name: Robert H. Cooper
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                                                                     Description

10.1	Republic Airways Holdings Inc. 2007 Equity Incentive Plan.